SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant Under §240.14a-12

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-69(i)(1) and 0-11

Your Vote Counts! XYLEM INC. 2024 Annual MeetingVote by May 15, 2024 11:59 PM ET. For shares held in a Xylem employee retirement savings plan, Vote by May 13, 2024 11:59 PM ET. XYLEM INC. 301 WATER STREET SEWASHINGTON, DC 20003 V39826-P02507-Z86718 You invested in XYLEM INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2024. Get informed before you vote View the 2024 Notice and Proxy Statement and 2023 Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number(indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2024 8:00 a.m. (ET) Virtually at: www.virtualshareholdermeeting.com/XYL2024 *To vote your shares during the virtual Annual Meeting, you will need your unique control number indicated above. Please check the meeting materials for more information, including any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Recommends Voting Items 1. Election of ten members of the Xylem Inc. Board of Directors. Nominees: 1a. Jeanne Beliveau-Dunn For 1b. Earl R. Ellis For 1c. Robert F. Friel For 1d. Lisa Glatch For 1e. Victoria D. Harker For 1f. Mark D. Morelli For 1g. Jerome A. Peribere For 1h. Matthew F. Pine For 1i. Lila Tretikov For 1j. Uday Yadav For 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Advisory vote to approve the compensation of our named executive officers. For 4. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V39827-P02507-Z86718